Transamerica Goldman Sachs Managed Risk -
Conservative ETF VP

SCHEDULE OF INVESTMENTS
At September 30, 2025
(unaudited)

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.5%
International Equity Funds - 11.2%
iShares Core MSCI EAFE ETF (A)	127,758	$ 11,154,551
iShares Core MSCI Emerging Markets ETF (A)	200,190	13,196,525
iShares MSCI EAFE ETF (A)	87,066	8,129,353
iShares MSCI EAFE Small-Cap ETF (A)	5,921	454,259
Vanguard FTSE Developed Markets ETF (B)	187,270	11,221,218
		44,155,906
U.S. Equity Funds - 26.0%
iShares Core S&P 500 ETF (A)	43,746	29,279,198
iShares Core S&P Mid-Cap ETF (A)	114,966	7,502,681
iShares Russell 2000 ETF (A)	28,050	6,786,978
SPDR S&P 500 ETF Trust (C)	43,986	29,302,593
Vanguard S&P 500 ETF (B)	48,018	29,405,263
		102,276,713
U.S. Fixed Income Funds - 62.3%
iShares Core U.S. Aggregate Bond ETF (A)	747,070	74,893,767
Schwab U.S. Aggregate Bond ETF (D)(E)	3,224,443	75,677,677
Vanguard Intermediate-Term Corporate Bond ETF (B)(E)	227,735	19,154,791
Vanguard Total Bond Market ETF (B)	1,018,208	75,724,129
		245,450,364
Total Exchange-Traded Funds (Cost $381,216,260)		391,882,983
	Shares	Value
OTHER INVESTMENT COMPANY - 4.8%
Securities Lending Collateral - 4.8%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.13% (F)	19,068,670	$ 19,068,670
Total Other Investment Company (Cost $19,068,670)		19,068,670

	Principal	Value
REPURCHASE AGREEMENT - 0.3%
Fixed Income Clearing Corp., 1.65% (F), dated 09/30/2025, to be repurchased at $1,185,494 on 10/01/2025. Collateralized by a U.S. Government Obligation, 4.13%, due 02/28/2027, and with a value of $1,209,190.	$ 1,185,440	1,185,440
Total Repurchase Agreement (Cost $1,185,440)		1,185,440
Total Investments (Cost $401,470,370)		412,137,093
Net Other Assets (Liabilities) - (4.6)%		(18,185,328)
Net Assets - 100.0%		$ 393,951,765
INVESTMENT VALUATION:

Valuation Inputs (G)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$391,882,983	$—	$—	$391,882,983
Other Investment Company	19,068,670	—	—	19,068,670
Repurchase Agreement	—	1,185,440	—	1,185,440
Total Investments	$410,951,653	$1,185,440	$—	$412,137,093
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)	The shareholder reports for the iShares ETFs can be found at the following location: https://blackrock.com/fundreports.
(B)	The shareholder reports for Vanguard ETFs can be found at the following location: Vanguard - Forms and Literature.
(C)	The shareholder reports for SPDR ETFs can be found at the following location: http://www.ssga.com/us/en/institutional/fund-finder?tab=documents&type=etfs.
(D)	The shareholder reports for Schwab ETFs can be found at the following location: Our investment products | Schwab Funds.
(E)
All or a portion of the security is on loan. The total value of the securities on loan is $19,139,189, collateralized by cash collateral of $19,068,670 and non-cash collateral, such as U.S. government securities of $502,116. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(F)	Rate disclosed reflects the yield at September 30, 2025.
(G)
There were no transfers in or out of Level 3 during the period ended September 30, 2025. Please reference the Investment Valuation section of the
Notes to Schedule of Investments for more information regarding investment valuation and pricing inputs.

Transamerica Series Trust

Transamerica Goldman Sachs Managed Risk -
Conservative ETF VP

NOTES TO SCHEDULE OF INVESTMENTS
At September 30, 2025
(unaudited)
INVESTMENT VALUATION
Transamerica Goldman Sachs Managed Risk - Conservative ETF VP (the "Portfolio") is a series of the Transamerica Series Trust.
Transamerica Asset Management, Inc. (“TAM”) has been designated as the Portfolio's valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended, with responsibility for fair valuation subject to oversight by the Portfolio's Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. Generally Accepted Accounting Principles in the United States of America establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Portfolio's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using Net Asset Value (“NAV”) per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio's investments at September 30, 2025, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Exchange-traded funds ("ETF"): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
Transamerica Series Trust